Exhibit 10.2

AMENDMENT NUMBER 9 TO TERM LOAN AGREEMENT

among

HALL OF FAME RESORT & ENTERTAINMENT COMPANY AND THE OTHER PERSONS SIGNATORY HERETO AS BORROWERS

as Borrowers

and

THE LENDER PARTY HERETO,

as Lender

and

CH CAPITAL LENDING, LLC,

as Administrative Agent and Lender

dated as of December 8, 2023

AMENDMENT NUMBER 9 TO TERM LOAN AGREEMENT

This AMENDMENT NUMBER 9 TO TERM LOAN AGREEMENT (this “Amendment”) dated as of December 8, 2023 (the “Effective Date”) is made by and among Hall of Fame Resort & Entertainment Company, a Delaware corporation (“HOF Resort & Entertainment”, HOF Village Newco, LLC, a Delaware limited liability company (“HOF Newco”), and HOF Village YOUTH FIELDS, LLC, a Delaware limited liability company (“HOF Youth Fields”; each of HOF Resort & Entertainment, Newco, and HOF Youth Fields is individually referred to herein as a “Borrower,” and they are collectively referred to herein as “Borrowers”), CH CAPITAL LENDING, LLC, a Delaware limited liability company, in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, “Administrative Agent”), and CH CAPITAL LENDING, LLC, a Delaware limited liability company, (together with its successors and/or assigns in its capacity as a Lender under the Loan Agreement (as defined below), “Lender”).

PRELIMINARY STATEMENTS:

A. Borrowers, Administrative Agent, and Lender are parties to that certain Term Loan Agreement dated December 1, 2020, (a) as amended by Amendment Number 1 to Term Loan Agreement dated January 28, 2021, Amendment Number 2 to Term Loan Agreement dated February 15, 2021, Amendment Number 3 to Term Loan Agreement dated August 30, 2021, Amendment Number 4 to Term Loan Agreement dated August 30, 2021, and Amendment Number 5 to Term Loan Agreement dated December 15, 2021, (b) as assigned to Administrative Agent and Lender pursuant to that certain Assignment of Loan and Loan Documents, dated March 1, 2022, by and among Aquarian Credit Funding LLC, as the previous Administrative Agent, Investors Heritage Life Insurance Company, as the previous Lender, and CH Capital Lending, LLC, as the new Administrative Agent and the new Lender, (c) as affected by that certain Assumption and Joinder Agreement to Loan Agreement, dated as of March 1, 2022, executed and delivered by HOFV Youth Fields to Administrative Agent, and (d) as further amended by Amendment Number 6 to Term Loan Agreement dated March 1, 2022, Amendment Number 7 to Term Loan Agreement dated July 31, 2022, and Amendment Number 8 to Term Loan Agreement dated November 7, 2022, as modified by that certain Modification Agreement effective as of October 6, 2023 (all of the foregoing, collectively, the “Existing Loan Agreement”). The Existing Loan Agreement, as amended by this Amendment, and as it may be further amended, restated, supplemented, waived, assigned, or otherwise modified from time to time is referred to herein as the “Loan Agreement”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

B. Administrative Agent and Lender have agreed to increase the principal amount of the Loan and Borrowers have agreed to amend the Collateral under the Loan Agreement.

C. The outstanding principal balance of the Loan, as of November 30, 2023, but prior to the additional advance described in Section 2 of this Amendment, is $9,539,153.54;

Amendment Number 9 to Term Loan Agreement

D. Administrative Agent, Borrowers, and Lender desire to amend the Loan Agreement as set forth in this Amendment and in connection with this Amendment are entering into (i) that certain Fifth Amendment to and Spreader of Pledge and Security Agreement dated as of the Effective Date, (ii) that certain Third Amendment to and Spreader of Mortgage dated as of the Effective Date, and (iii) that certain First Amendment to the Second Amended and Restated Promissory Note dated as of the Effective Date (collectively, the “HOF/Newco Loan Modification Documents”).

E. The First Amendment to the Second Amended and Restated Promissory Note dated as of the Effective Date reflects the updated principal balance and the modification to the conversion option. For the avoidance of doubt, all conversion options previously stated in the Loan Agreement, including that certain Amendment Number 6, were superseded by the conversion provisions contained in the Second Amended and Restated Note executed on March 16, 2023 and effective as of November 7, 2022, as amended as it may be further amended, restated, supplemented, waived, assigned, or otherwise modified from time to time, including as it is amended by the First Amendment to the Second Amended and Restated Promissory Note dated as of the Effective Date.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

1. Definitions Restated. Section 1.01 of the Loan Agreement is hereby amended by deleting the following terms in their entirety and replacing them with the following:

“Mortgaged Properties” shall mean (a) the estate in those certain parcels of real property described on Exhibit A attached to this Amendment and made a part hereof, and (b) all other collateral encumbered by the Mortgages, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time.

“Mortgages” shall mean (a) that certain Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 1, 2020, from HOF Village Youth Fields, LLC and certain other parties in favor of Administrative Agent, recorded on December 2, 2020 as Instrument No. 202012020053155 in the Stark County, Ohio Records, as partially released by (b) that certain Partial Release of Mortgage, dated as of December 15, 2021, recorded on December 17, 2021 as Instrument No. 202112170065680 in the Stark County, Ohio Records, as assigned by (c) that certain Assignment of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 1, 2022, recorded on March 3, 2022 as Instrument No. 202203030009630 in the Stark County, Ohio Records, as amended by (d) that certain First Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 1, 2022, recorded on March 3, 2022 as Instrument No. 202203030009751 in the Stark County, Ohio Records, as partially released by (e) that certain Partial Release of Mortgage, dated as of November 7, 2022, recorded on November 18, 2022 as Instrument No. 202211180047984 in the Stark County, Ohio Records, as amended by (f) that certain Second Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, effective as of November 7, 2022, recorded on March 23, 2023 as Instrument No. 202303230008694 in the Stark County, Ohio Records, (g) that certain Third Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, effective as the Effective Date to be recorded in the real property records of Stark County, Ohio, and (h) as it may be further amended, restated, supplemented, waived, assigned, or otherwise modified from time to time, encumbering the Mortgaged Properties.

Amendment Number 9 to Term Loan Agreement

“Note” means that certain Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $8,786,700.61, from Borrowers to Lender, as amended by First Amendment to the Second Amended and Restated Promissory Note dated as of the Effective Date, increasing the principal amount to $14,139,153.54, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time.

“Security Agreement” shall mean the Pledge and Security Agreement, dated as of December 1, 2020, as affected and amended by (i) that certain Joinder Agreement to Pledge and Security Agreement dated as of February 17, 2021, (ii) that certain First Amendment to Pledge and Security Agreement dated as of December 15, 2021, (iii) that certain Joinder Agreement to Pledge and Security Agreement dated as of March 1, 2022, (iv) that certain Second Amendment to Pledge and Security Agreement dated as of July 31, 2022, (v) that certain Third Amendment to Pledge and Security Agreement dated as of November 7, 2022, (vi) that certain Fourth Amendment and Spreader to Pledge and Security Agreement dated effective as of November 7, 2022, and (vii) that certain Fifth Amendment and Spreader to Pledge and Security Agreement dated as of the Effective Date, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time.

2. Increase in Loan Amount; Acknowledgement of Permitted Debt and Permitted Equity. The Lender and Borrowers hereby agree that the Loan Amount shall be increased by up to an additional amount of $4,600,000 from $9,539,153.54 to $14,139,153.54 as evidenced by the First Amendment to the Second Amended and Restated Promissory Note dated as of the Effective Date, and that Lender shall advance funds to Borrowers on the Effective Date up to the maximum amount of principal described in said Note (the “Additional Advance Amount”). The Administrative Agent is the successor lender under that certain Loan Agreement dated September 27, 2022, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time initially by and between HOF Village Retail I, LLC, a Delaware limited liability company, HOF Village Retail II, LLC, a Delaware limited liability company and The Huntington National Bank, as assigned to Lender pursuant to that certain Assignment of Note, Security Instrument and Other Loan Documents dated as of September 21, 2023 and joined by HOF Resort & Entertainment as a borrower pursuant to that certain Joinder and First Amendment to Loan Agreement entered into by and between Borrower and Lender dated September 21, 2023 (the “HNB/Retail Loan”). The parties acknowledge the HNB/Retail Loan is Permitted Indebtedness and that the Lender has waived the Required Prepayment Percentage as related to Permitted Indebtedness under the Loan Agreement. The parties further acknowledge that the shares that may be issued in consideration for the HNB/Retail Loan are Permitted Equity under the Loan Agreement.

Amendment Number 9 to Term Loan Agreement

3. Junior Mortgages. As a part of the consideration for the Additional Advance Amount and the agreement of Lender to enter into the HOF/Newco Loan Modification Documents, Borrowers agreed to provide Lender with mortgages on all real property, whether leasehold or fee simple, owned or held by Borrowers or their subsidiaries in Hall of Fame Village, subject to any requisite consents, required notice periods or similar provisions set forth in existing agreements. At the closing and delivery of the HOF/Newco Loan Modification Documents, Borrowers shall deliver a mortgage on the real property listed on Exhibit A, but Borrowers were unable to deliver any other mortgages due to the requirement for consent from existing lenders and/or landlords and holders of mortgages on other parcels within Hall of Fame Village. As a material inducement for Lender to execute and deliver the HOF/Newco Loan Modification Documents, Borrowers hereby agree to use their commercially reasonable efforts, during the period ending on February 29, 2024 (the “Post-Closing Period”), to obtain consents from holders of mortgages and/or landlords, as applicable, on all of the Hall of Fame Village parcels permitting the granting of junior mortgages on all such parcels in favor of Lender (Lender agrees to execute reasonable subordination or intercreditor agreements in favor of such senior lenders).

4. Electronic Signatures. Transmission of a signature by facsimile or email or in .pdf format shall bind the signing party to the same degree as the delivery of a signed original or electronic signature. This Amendment may be executed by way of electronic signatures (including, but not limited to, by way of electronic signatures generated by “DocuSign,” “Adobe Sign” or similar programs or replacements thereto) and that neither this Amendment, nor any part or provision of this Amendment, shall be challenged or denied any legal effect, validity and/or enforceability solely on the grounds that it is in the form of an electronic record.

5. No Other Changes; Ratification. Except as specifically amended hereby, the terms, provisions and conditions of the Loan Agreement and the other Loan Documents shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, provisions and conditions of the Loan Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Ohio without regard to any conflicts of law principles that would direct the application of the laws of any jurisdiction.

[Signature Page Follows]

Amendment Number 9 to Term Loan Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY,
a Delaware corporation
HOF VILLAGE NEWCO, LLC
HOF VILLAGE YOUTH FIELDS, LLC
each, a Delaware limited liability company

By:	/s/ Michael Crawford
Name:	Michael Crawford
Title:	President and Chief Executive Officer

[Signatures Continue on Next Page]

[Signature Page to Amendment Number 9 to Term Loan Agreement]

Administrative Agent:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company, in its capacity as Administrative Agent

By: Holdings SPE Manager, LLC,
a Delaware limited liability company, its Manager

By:	/s/ John A. Mase
Name:	John A. Mase
Title:	Chief Executive Officer

Lender:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company, in its capacity as Lender

By: Holdings SPE Manager, LLC,
a Delaware limited liability company, its Manager

By:	/s/ John A. Mase
Name:	John A. Mase
Title:	Chief Executive Officer

[Signature Page to Amendment Number 9 to Term Loan Agreement]

Exhibit A

Additional Mortgaged Properties

Play Action Plaza

Situated in the City of Canton, Stark County, Ohio, and known as O.L. 1479 on that certain HOF Village Replat recorded in the Office of the Recorder of Stark County as Instrument No. 202203250013418, containing 3.10 acres, more or less.

Parcel No. 10015054

The Property address is:  2101 Champions Gtwy NW, Canton, OH 44708

Parking Leasehold

Situated in the City of Canton, Stark County, and State of Ohio, also known as being part of Out Lot No. 1380 in the Replat of Canton City Lots 34196-34207, part of Lot 34965, Out Lot 536, 705 recorded in instrument number 201602170005863 of the Stark County Records and bounded and described as follows:

Commencing at an iron pin at the intersection of the Northerly line of 17th Street (50 feet wide) and the easterly line of Clarendon Avenue (50 feet wide), thence North 01° 28’47” East along the said easterly line of Clarendon Avenue, a distance of 162.00 feet to an iron pin set thereon and being the Place of Beginning of the parcel of land herein described;

Thence North 01° 28’47” East continuing along the said easterly line of Clarendon Avenue, a distance of 328.86 feet to the southwesterly corner of Fulton Heights Addition as recorded in Plat Volume 9 Page 54 of the Stark County Records, said point being referenced by a 3/4 inch iron pin found 0.65 feet north and 1.17 feet east;

Thence South 88°34’05” East along the southerly line of Fulton Heights Addition, a distance of 580.00 feet to a 3/4 inch iron pin found 0.09 feet north of a northwesterly corner of Out Lot 1379 as recorded in Instrument Number 201602170005863 of the Stark County Records;

Thence South 01°37’34” West along a westerly line of said Out Lot 1379, a distance of 496.21 feet to an iron pin set on the said northerly line of 17th Street;

Thence North 88°02’18” West along the said northerly line of 17th Street, a distance of 370.76 feet to an iron pin set at a point thereon;

Thence North 01°28’47” East along a new division line, a distance of 162.00 feet to an iron pin set;

Thence North 88°02’18” West along a new division line, a distance of 209.00 feet to the place of beginning of the parcel of land herein described and containing 5.7870 acre of land according to a survey by Atwell, LLC under the supervision of Alex E. Marks PS 8616 and being the same more or less and being subject to all legal highways.

All iron pins set are 5/8 inch iron pins 30 inches in length and capped “ATWELL”

Parcel Nos. 10011071, 243225, 1000719

LESS AND EXCEPT the following:

Situated in the City of Canton, Stark County, and State of Ohio, and being part of OL 1380 and 705 as shown on the replat recorded in Instrument Number 201602170005863 of the Stark County Records, and being more fully bounded and described as follows:

Beginning at a point on the northerly line of 17th Street (50 feet) at the southeasterly corner of said OL 1380;

Course No. 1: thence North 88°02’18” West along the northerly line of said 17th Street, a distance of 60.19 feet to a point;

Course No. 2: thence North 01°37’34” East, a distance of 495.65 feet to a point on the northerly line of OL 1380;

Course No. 3: thence South 88°34’05” East along the northerly line of OL 1380, a distance of 60.19 feet to a point;

Course No. 4: thence South 01°37’34” West, a distance of 496.21 feet to the Place of Beginning of the parcel of land herein described, containing 0.6853 acre of land according to a survey by Atwell LLC under the supervision of Alex E. Marks PS 8616 and being the same more or less and being subject to all legal highways and easements.

(Such exception parcel being a portion of Parcel Nos. 10011071 and 243225.)